MARKETOCRACY FUNDS


                             The Masters 100(SM) Fund



                                   Prospectus



                               September 23, 2003














The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                Table of Contents

The Masters 100(SM) Fund -- Risk/Return Summary................................1

Investment Styles..............................................................8


Management of the Fund........................................................11


How to Purchase Shares........................................................12


How to Redeem Shares..........................................................15


Exchanging Shares.............................................................18


Shareholder Services..........................................................18


Dividends and Distributions...................................................18


Taxes.........................................................................19


Calculation of Share Price....................................................20


Financial Highlights..........................................................21






The Masters 100(SM) Fund -- Risk/Return Summary
--------------------------------------------------------------------------------
Investment Objective
The Masters 100(SM) Fund seeks capital appreciation.

Principal Strategies
In seeking capital appreciation, this diversified Fund primarily invests in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poor's 500 Index ("S & P 500 Index"). The Fund is not constrained by any particular investment style. At any given time, the Fund may tend to buy "growth" stocks, "value" stocks or both. Please see "Investment Styles" for further information about "growth" and "value" styles of investing for equity mutual funds.

"Top-Ranked" Marketocracy.com(R) Model Portfolios. In buying and selling securities for the Fund, the Fund's investment adviser, Marketocracy Capital Management LLC ("MCM"), generally uses information regarding the hypothetical investments and performances of certain "model" portfolios maintained on the Internet website, Marketocracy.com(R). Marketocracy Data Services LLC ("MDS"), a financial publisher affiliate of the Fund's investment adviser, operates this website seeking to identify members who can achieve superior, verifiable and sustained (simulated) investment performances. Marketocracy.com's over 52,000 members have created and managed over 63,000 model portfolios. Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, i.e., it is a hypothetical portfolio. Marketocracy.com's members use these model portfolios to show how they might perform in managing actual (rather than hypothetical) equity mutual funds and to establish their verifiable and easily comparable (simulated) investment performance records.

MDS collects and publishes various data and statistics about certain "top-ranked" model portfolios for its subscribers, including the Fund's investment adviser. MDS's proprietary ranking methodology assesses long and short-term model portfolio performances, as well as the specific contributions that market, sector, style, and trading factors make to those performances. MDS uses this ranking methodology to identify Marketocracy.com members whose model portfolios demonstrate superior long-term (simulated) stock picking skill and whose investing style is successful in the prevailing securities market environment.

The "m100" and Managing  the Fund's  Portfolio.  MDS selects the 100  top-ranked
Marketocracy.com model portfolios as the "m100." Because no single investment style works at all times and in all circumstances, however, MDS repeats its ranking process periodically to quickly replace lagging m100 performers with leading performers. The Fund's investment adviser receives information for all m100 model portfolios, but in managing the Fund's portfolio, the Manager may choose to utilize a smaller subset of m100 model portfolios that MDS has ranked the highest for performance and may not choose all of the investments in the m100 model portfolios.

Accordingly, the Fund's investment adviser generally tends to purchase and sell the Fund's portfolio securities seeking to achieve the investment adviser's chosen weightings of the portfolios and investments of the m100 model portfolios, which portfolios and investments may vary over time. The Fund's investment adviser also may consider anticipated or actual market shifts or threats to capital.


Master Members and Incentives. MDS believes that it provides powerful incentives for the most talented (or "master") members to achieve superior investment performance records. Master members achieve the sense of pride and public recognition resulting from being the very top performers out of the website's over 53,000 members from around the world. Master members have the opportunity to receive additional rewards, including cash, in website performance-related programs. Under one such program that commenced October 9, 2002, the master members whose m100 model funds' portfolios and trade data research information are included in the m100 subscription service of the Fund's investment adviser may receive aggregate compensation equal to the m100 annual subscription fee that MDS receives from the Fund's investment adviser, which fee is thirty basis points (0.30%) of the Fund's average annual net assets.


Financial Analyses. The Fund's investment adviser also may use means other than the m100 model portfolios in selecting the Fund's investments. In selecting investments for the Fund and even in evaluating the selected m100 model portfolio information, the Fund's investment adviser may use fundamental and technical financial analyses of selected issuers. The Fund's investment adviser generally uses fundamental financial analysis for the Fund more often than technical financial analysis. Please see "Investment Styles" for further information about fundamental and technical financial analysis methods.

In using fundamental financial analysis, the Fund's investment adviser may consider the company's potential for success in light of its current financial condition, its industry position and economic and market conditions. The Fund's investment adviser also may consider factors such as growth potential, earning estimates, management, sales, earnings, earnings growth, profit margins, debt, cash flow, insider transactions, and assessments of the companies' products and technologies. The Fund's investment adviser also may use the customary information sources such issuer's annual and other periodic reports, prospectuses, financial newspapers and magazines, corporate rating services, company press releases, inspection of corporate activities, etc.

Principal Risks
There are risks involved with any investment that could cause you to lose money, including your initial investment. The principal risks associated with an investment in the Fund include:

Stock Market Risks: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund, the Fund's investment adviser or its portfolio manager.

Stock Selection Risks: The strategies used by the Fund's investment adviser in selecting Fund's portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising.

Small and Medium Companies Risks: The Fund may invest in small and medium-size companies, which often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

Foreign Investment Risks: Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

Internet Reliance Risks: Operation of Marketocracy.com's website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Members' abilities to manage their model portfolios, or the Fund's investment adviser to manage the Fund's portfolio.


Performance Summary
The following bar chart and table show performance information for the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns compare with those of broad-based securities market indices. Of course, past performance, before and after taxes, is no guarantee of future results.

                               Masters 100(SM) Fund
                        Returns for the Year Ended 12/31

[BAR CHART]
2002    -6.38%

             The year-to-date return ended June 30, 2003 was -13.22%

-------------------- ------------- ------------
Best Quarter:        Q2 2003          22.78%
-------------------- ------------- ------------
Worst Quarter:       Q3 2002         -15.52%
-------------------- ------------- ------------

--------------------------------------------------------------------------------
Average Annual Total Returns
(ended 12/31/2002)                             One Year     Since Inception*
--------------------------------------------------------------------------------
The Masters 100(SM) Fund
     Return before taxes                        -6.38%           -2.04%
     Return after taxes on distributions(1)     -6.40%           -2.06%
     Return after taxes on distribution and     -3.92%           -1.64%
     sale of fund shares(2)
Standard & Poor's 500 Index (2)                -22.09%          -16.36%
Dow Jones Industrial Average(3)                -15.01%           -8.20%
--------------------------------------------------------------------------------
*    The Fund commenced the public offering of its shares on November 5, 2001.
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits you.
(2) The S&P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor's on the basis of market size, liquidity, and industry group representation. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.
(3) The Dow Jones Industrial Average is comprised of a price-weighted average based on the price movement of 30 blue chip stocks. The DJIA does not reflect any deduction for fees, expenses or taxes.


Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases                     None
Maximum sales charge (load) imposed on reinvested dividends          None
Maximum deferred sales charge (load)                                 None
Exchange fee                                                         None(1)
Redemption fee                                                       None(2)
Maximum account fee                                                  None(3)
-------------------------------------------------------------------------------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------
Management Fees                                                      1.50%
Distribution (12b-1) Fees                                            None
Other Expenses(4)                                                    0.45%
Total Annual Fund Operating Expenses(5)                              1.95%
-------------------------------------------------------------------------------
(1) The Fund's Transfer Agent charges a $5 transaction fee to shareholder accounts for telephone exchanges between any two series of Trust. The Transfer Agent does not charge a transaction fee for written exchange requests.
(2) The Fund's Transfer Agent charges a wire redemption fee of $15 and IRA accounts are charged a $25 distribution fee.
(3)  IRA Accounts are assessed a $12.50 annual fee.
(4) The percentage in "Other Expenses" is based on actual amounts for the current fiscal year. The Fund's administrator receives an annual compensation of 0.45% of average daily net assets for Fund administration duties. From this compensation, the Fund's administrator pays all expenses of the Fund, except brokerage fees, insurance costs, and foreign taxes, which are paid by the Fund.
(5) Under the Investment Advisory and Management, the Fund's investment adviser has contractually agreed that the Fund's total annual operating expenses will be 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Fund's Board of Trustees annually renews the Investment Advisory and Management Agreement.


Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

     1 Year              3 Year               5 Year             10 Year
     ------              -------              ------             -------
      $198                $612                $1,052              $2,275


Investment Styles
--------------------------------------------------------------------------------
The Fund may use one or more of the strategies and techniques described below in making portfolio decisions for the Fund. Each technique involves certain special risks.

Growth, Value or Blend Styles of Investing. Equity mutual funds generally emphasize either "growth" or "value" styles of investing or a "blend" of each as further described in the side box to the right. The Fund is not constrained by any particular investment style. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Styles of Investing for Equity Funds
------------------------------------

Growth funds generally invest in companies that exhibit faster-than-average growth in revenues and earnings, appealing to investors who are willing to accept more volatility in hopes of a greater increase in share price.

Value funds generally invest in companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects. Value funds generally appeal to investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.

Blend funds seek to offer the best features of both growth and value styles.

Selecting and Selling Securities for the Fund.
In selecting and selling investments for the Fund, the Fund's investment adviser generally uses information regarding the hypothetical investments and performances of the m100 model portfolios. Because no single investment style works at all times and in all circumstances, however, the Fund's investment adviser monitors the changes in the m100 as MDS repeats its ranking process periodically to quickly replace lagging m100 performers with leading performers. Accordingly, the Fund's investment adviser generally tends to purchase and sell the Fund's portfolio securities seeking to achieve the investment adviser's chosen weightings of the portfolios and investments of the m100 model portfolios, which portfolios and investments vary over time.


However, in purchasing securities for the Fund or even in evaluating the m100 model portfolio information, the Fund's investment adviser also may use fundamental and technical research analyses of an issuer. Please see "Fundamental and Technical Analyses" below. When selling securities from the Fund's portfolio, the Fund's investment adviser also may consider whether (1) the performance of the security has achieved the Fund's investment objective,
(2) the investment adviser's outlook has changed about the security (e.g. anticipated changes in the company's market place or product line do not occur); and (3) the security is no longer attractive because it no longer meets the
Fund's criteria for purchase or because of circumstances impacting the security's value (e.g., unexpected regulatory delays).


Fundamental and Technical Financial Analyses. The stock market analyses used in determining whether a particular security or group of securities are undervalued or overvalued relative to their current market prices generally falls into two major schools: fundamental financial analysis and technical financial analysis.

(1) Fundamental financial analysis relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements.

(2) Technical financial analysis is not concerned with the financial position of a company, but instead relies on stock market price and volume movements through the use of charts and computer programs to identify and project trends in a market or security.

The Fund's investment adviser generally uses fundamental financial analysis in evaluating the Fund's portfolio securities more often than technical financial analysis.

When applying fundamental financial analysis, the Fund's investment adviser generally values a company by focusing on the company's "fundamental worth." A company's fundamental worth is the value of the basic businesses of the company, including products, technologies, customer relationships and other sustainable competitive advantages. The Fund's investment adviser usually considers the company's assets and earning power, price-earnings ratios compared with sales and balance sheet strength, and whether or not the company has a strong competitive position in market share, brand identification, technological exclusivity, product and service. The Fund's investment adviser also may review traditional financial data such as return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. The Fund's investment adviser may, from time-to-time, employ dividend and cash flow discounting models to determine the company's intrinsic value, and then compares to the company's current share price.

As part of its research, the Fund's investment adviser may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, Form 10-Ks, and quarterly statements, as well as direct interviews with company management.

Temporary Defensive Strategies. At times, the Fund's investment adviser or its portfolio manager may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's investment adviser or portfolio manager may temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Fund's investment adviser or portfolio manager believes to be consistent with the Fund's best interests. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. If such a temporary "defensive" strategy is implemented, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Portfolio Turnover Risks. A change in the securities held by the Fund is known as "portfolio turnover." The length of time the Fund has held a particular security is not generally a consideration in investment decisions. However, the investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. In addition, the Fund's investment adviser or its portfolio manager also may engage in active trading of its portfolio securities to achieve its investment goals. The Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. These practices could result in the Fund experiencing a high turnover rate (100% or more) and could negatively affect the Fund's performance. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund's performance. The Fund anticipates that its portfolio turnover rate may surpass 200% this year.


Management of the Fund
--------------------------------------------------------------------------------
Investment Adviser

Marketocracy Capital Management LLC. The Trust retains Marketocracy Capital Management LLC ("MCM"), to manage the investments of the Fund. MCM is located at 26888 Almaden Court, Los Altos, California, 94022. MCM also manages another series of the Trust.

Portfolio Manager

Kendrick W. Kam is the portfolio manager of the Fund. Mr. Kam is the Chairman and founder of Marketocracy Capital Management LLC ("MCM"), which he formed in June 2000. From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam holds a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University.

Fees

The Fund's investment adviser, MCM, receives an investment advisory and management fee from the Fund at the annual rate of 1.50% of the average daily net assets of the Fund. The Fund's Investment Advisory and Management Agreement also requires the Fund's investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Fund Administration, Transfer Agent, and Custody Services

As fund administrator and not as investment adviser, MCM provides services to the Fund. U.S. Bancorp Fund Services, LLC provides transfer agent services to each Fund and is located in Milwaukee, Wisconsin. U.S. Bank, N.A., serves as custodian for the Fund.

Distributor

Rafferty Capital Markets, Inc. serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

How to Purchase Shares
--------------------------------------------------------------------------------
Opening an Account - $2,000 Minimum
You may open an account directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. An account application is included with this prospectus. Your initial investment in the Fund ordinarily must be at least $2,000.

In compliance with the U.S.A. Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Feel free to contact the Transfer Agent at 1-888-884-8482 if you need additional assistance when completing your application.

Additional Investments - $50 Minimum
You may purchase and add shares to your account through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. The minimum additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting. Please note that a service fee of $25.00 will be deducted from your Fund account for any purchases that do not clear due to insufficient funds.

Purchasing Shares Through Your Broker
Any order placed with a brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's prospectus. Purchase orders given to such agents must be received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day to be confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customer) for effecting purchase orders.

Purchasing Shares by Mail
You may also open an account and make an initial investment in the Fund by sending a check and a completed account application form to the addresses below. Checks should be made payable to "Marketocracy Funds." Third party checks will not be accepted.

By Regular Mail                            By Overnight Mail
---------------                            -----------------
Marketocracy Funds                         Marketocracy Funds
c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                               615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53201-0701            Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Purchasing Shares by Wire
Provided the Trust has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide toll-free 1-888-884-8482) for instructions. You should be prepared to give the Fund name, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not timely receive and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders. You may use the following wire instructions:

                  U.S. Bank, National Association
                  425 Walnut Street
                  Cincinnati, OH, 45202
                  ABA #042000013
                  Credit:  U.S. Bancorp Fund Services, LLC
                  A/C #112-952-137
                  Further Credit:   Marketocracy Funds, The Masters 100(SM) Fund
                                    (name/title on the account & account #)

Automatic Investment Plan
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

When Purchase Orders are Received
Shares of the Fund are sold on a continuous basis at the net asset value next determined after the Trust or an agent has received your purchase order. Purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

How to Redeem Shares
--------------------------------------------------------------------------------
You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution.

Redeeming By Telephone
You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs). If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming By Mail
You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

Redeeming Through Broker-Dealers
You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Additional Redemption Information
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $15 processing fee by the Fund's Transfer Agent. The Trust reserves the right, upon 30 days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

Exchanging Shares
--------------------------------------------------------------------------------

The Trust has one additional series available--The Technology Plus Fund. You may exchange shares between one Fund and another. Exercising the exchange privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequence as ordinary sales and purchases and you could realize short or long-term capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee. The Transfer Agent charges a $5.00 fee for each exchange transaction executed via the telephone. For more information regarding the Trust's other series, please call 1-888-884-8482 to request the prospectus for that fund.


Shareholder Services
--------------------------------------------------------------------------------
Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Shareholder Reports and Confirmations
As a shareholder, you will be provided annual and semi-annual reports showing the Fund's portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions of Fund shares.

Dividends and Distributions
--------------------------------------------------------------------------------
The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes
--------------------------------------------------------------------------------
The Fund intends to continue to qualify and to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Internal Revenue Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Calculation of Share Price
--------------------------------------------------------------------------------
The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business and may also be determined on any other day when there is a purchases or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


Financial Highlights
--------------------------------------------------------------------------------

The financial highlight table below shows the Fund's financial performance information for the period from commencement of operations, November 5, 2001, through June 30, 2002, and the fiscal year ended June 30, 2003. Certain information reflects financial results for single shares of the Fund. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


Masters 100(SM) Fund

-------------------------------------------------------------------------------------------
                                                                                 Period
                                                                 Year Ended      Ended
                                                                   6/30/03     6/30/02(A)
---------------------------------------------------------------- ------------ -------------

Net asset value at beginning of period                             $10.63       $10.00
                                                                   ------       ------

Income from investment operations:
    Net investment income (loss)                                    (0.02)       (0.02)
    Net realized and unrealized gains (losses) on investments        0.45         0.65
                                                                     ----         ----
Total from investment operations                                     0.43         0.63
                                                                     ----         ----

Less distributions:
    Dividends from net investment income                            --           --
    Distributions from net realized gains                           (0.01)       --
                                                                    -----       -----
Total distributions                                                 (0.01)       --
                                                                    -----       -----
Net asset value at end of period                                   $11.05       $10.63
                                                                   ======       ======


Total return                                                         4.00%        6.30%(B)
                                                                     ====         ========

Net assets at end of period (millions)                             $32.1         $7.5

Ratio of expenses to average net assets                              1.95%        1.95%(C)

Ratio of net investment income (loss) to average net assets         (0.27)%      (0.63)%(C)

Portfolio turnover rate                                            368%         141%

---------------------------------------------------------------- ------------ -------------

(A) Represents the period from commencement of operations, November 5, 2001, through June 30, 2002.
(B)  Not annualized.
(C)  Annualized.



Marketocracy Funds
26888 Almaden Court
Los Altos, CA 94022

Underwriter                                Investment Adviser
Rafferty Capital Markets, Inc.             Marketocracy Capital Management LLC
59 Hilton Avenue, Suite 101                26888 Almaden Court
Garden City, NY  11530                     Los Altos, CA 94022

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202



Additional information about the Fund is included in the Statement of Additional Information ("SAI") dated September 23, 2003, as amended from time to time, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

                                 1-888-884-8482

or visit the Marketocracy Funds Internet site, http://funds.marketocracy.com. You also may review and obtain copies of the Fund's information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                    Investment Act No. 811-09445





                               MARKETOCRACY FUNDS

                            The Technology Plus Fund



                                   Prospectus



                               September 23, 2003














The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.







                                Table of Contents

The Technology Plus Fund -- Risk/Return Summary................................1



Investment Styles..............................................................8


Management of the Fund........................................................11


How to Purchase Shares........................................................13


How to Redeem Shares..........................................................16


Exchanging Shares.............................................................19


Shareholder Services..........................................................19


Dividends and Distributions...................................................19


Taxes.........................................................................20


Calculation of Share Price....................................................21


Financial Highlights..........................................................22





The Technology Plus Fund -- Risk/Return Summary
--------------------------------------------------------------------------------
Investment Objective
The Technology Plus Fund seeks capital appreciation.

Principal Strategies
In seeking capital appreciation under normal market conditions, the Fund invests at least 80% of its total assets in common stocks of technology-related companies of any size, primarily in the United States. Technologies to which such companies may relate include, but are not limited to, biotechnology, communications, computers, electronics, Internet, IT services and consulting, software, telecommunications equipment and services, office and factory automation, networking, robotics, data storage and security, and video. The Fund's portfolio managers consider a company to be related to technology if over 50% of the company's actual or anticipated (1) products or services, or (2) assets, revenues or profits, are related to technology. As an added "plus," the Fund sells securities short (and may from time to time engage in hedging, option trading and investing in futures and other derivatives) seeking to reduce market risks and improve long-term returns.

"Top-Ranked" Marketocracy.com(R) Model Portfolios. In buying and selling securities for the Fund, the Fund's portfolio managers generally use information regarding the hypothetical investments and performances of certain "model" portfolios maintained on the Internet website, Marketocracy.com(R). Marketocracy Data Services LLC ("MDS"), a financial publisher affiliate of the Fund's investment adviser, operates this website seeking to identify members who can achieve superior, verifiable and sustained (simulated) investment performances. Marketocracy.com's over 52,000 members have created and managed over 63,000 model portfolios. Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, i.e., it is a hypothetical portfolio. Marketocracy.com's members use these model portfolios to show how they might perform in managing actual (rather than hypothetical) equity mutual funds and to establish their verifiable and easily comparable (simulated) investment performance records.

MDS collects and publishes various data and statistics about certain "top-ranked" model portfolios for its subscribers, including the Fund's investment adviser. MDS's proprietary ranking methodology assesses long and short-term model portfolio performances, as well as the specific contributions that market, sector, style, and trading factors make to those performances. MDS uses this ranking methodology to identify Marketocracy.com members whose model portfolios demonstrate superior long-term (simulated) stock picking skill and whose investing style is successful in the prevailing securities market environment.

The "m100" and Managing  the Fund's  Portfolio.  MDS selects the 100  top-ranked
Marketocracy.com model portfolios as the "m100." Because no single investment style works at all times and in all circumstances, however, MDS repeats its ranking process periodically to quickly replace lagging m100 performers with leading performers. The Fund's portfolio managers receive information for all m100 model portfolios, but in managing the Fund's portfolio, the Fund's portfolio managers may choose to utilize the technology-related stocks of the m100 model portfolios, or a different group of model portfolios that MDS has ranked the highest for performance in the stocks of technology-related companies and may not choose all of the investments in such model portfolios.

Accordingly, the Fund's portfolio managers generally tend to purchase and sell the Fund's portfolio securities seeking to achieve the investment adviser's chosen weightings of the portfolios and technology-related investments of the m100 model portfolios or different group of model portfolios that MDS has ranked the highest for performance in the stocks of technology-related companies, which portfolios and investments may vary over time. The Fund's portfolio managers also may consider anticipated or actual market shifts or threats to capital.


Master Members and Incentives. MDS believes that it provides powerful incentives for the most talented (or "master") members to achieve superior investment performance records. Master members achieve the sense of pride and public recognition resulting from being the very top performers out of the website's over 53,000 members from around the world. Master members have the opportunity to receive additional rewards, including cash, in website performance-related programs. In the future, members whose model funds' portfolios and trade data research information are used by the Fund's portfolio manager may receive aggregate compensation equal to a portion or all of the annual subscription fee that MDS receives from the Fund's investment adviser for such information.


Other Investment Strategies; Financial Analyses

As an added "plus," the Fund may sell securities short seeking to reduce market risks and improve long-term returns. In short selling, the Fund's portfolio managers use the same fundamental techniques to identify technology-related companies that the portfolio managers believe are over-valued and whose securities the Fund can sell short. The Fund also invests in investment grade fixed income and other money market instruments having an average maturity of three years or less, to collateralize or "cover" its short positions. In addition to short selling, the Fund may engage in hedging, option trading, leveraging (including, but not limited to, margin trading) and investing in derivatives from time to time. Please see "Investment Styles" for further information about the fundamental technical analysis method.

The Fund's portfolio managers also may use means other than the m100 model portfolios in selecting the Fund's investments. In selecting investments for the Fund and even in evaluating the selected m100 model portfolio information, the Fund's portfolio managers may use fundamental and technical financial analyses of selected issuers. The Fund's portfolio managers generally use fundamental financial analysis for the Fund more often than technical financial analysis. Please see "Investment Styles" for further information about fundamental and technical financial analysis methods.

In using fundamental financial analysis, the Fund's portfolio managers may consider the company's potential for success in light of its current financial condition, its industry position and economic and market conditions. The Fund's portfolio managers also may consider factors such as growth potential, earning estimates, management, sales, earnings, earnings growth, profit margins, debt, cash flow, insider transactions, and assessments of the companies' products and technologies. The Fund's portfolio managers also may use the customary information sources such issuer's annual and other periodic reports, prospectuses, financial newspapers and magazines, corporate rating services, company press releases, inspection of corporate activities, etc.

Principal Risks
There are risks involved with any investment that could cause you to lose money. The principal risks associated with an investment in the Fund include:

Risks of Technology-Related Investments: The Fund will be subject to greater than average risks because of its concentration in technology-related companies generally and with respect to certain types of technology. Some of the special risks include substantial investments in technological research and development that may or may not be successful, potentially rapid obsolescence of products or technology, and above-average dependence upon proprietary rights such as patents. Technology-related companies also are often subject to dependence upon governmental policies and governmental regulation, including approval of products and services. Technology-related companies may be subject to short product cycles and aggressive pricing which may increase their volatility. Technology-related companies also are dependent upon consumer and business acceptance as new technologies and products evolve. The value of investments in technology-related companies can and often does fluctuate dramatically due to technology-specific changes or developments in the regulatory or competitive environments and may expose you to greater than average financial and market risk.

Stock Market Risks: The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund, the Fund's investment adviser or its portfolio managers.

Stock Selection Risks: The strategies used by the Fund's portfolio manager in selecting stocks for the Fund's portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising.

Non-Diversification Risks: As a non-diversified fund, the Fund has added risks because it may invest a greater percentage of assets in a more limited number of issuers compared to other mutual funds.

Small and Medium Companies Risks: Small and medium-size companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

Short Selling Risks: When the Fund's portfolio manager anticipates that the price of a security will decline, the portfolio manager may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The Fund may enter into short sales on securities with a value of up to 40% of the Fund's total assets. Use of short sales by the Fund may have the effect of providing the Fund with investment leverage.

Futures and Options Risks: The Fund may lose money on futures and options transactions because, among other things, the futures and options may be illiquid or their prices may not correlate perfectly with the securities or indices underlying them or with the prices of any investments which they are intended to hedge, or because the Fund's portfolio manager forecasts market or price movements incorrectly. The Fund also incurs transaction costs when it opens or closes futures or option positions.

Leveraging Risks: Borrowing money to invest in additional securities ("leverage") increases the Fund's market exposure and risk and may result in losses. The interest that the Fund must pay on borrowed money will reduce its net gains or increase any losses.

Internet Reliance Risks: Operation of Marketocracy.com's website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Members' abilities to manage their model portfolios, or the Fund's investment adviser to manage the Fund's portfolio.

Performance Summary
The following bar chart and table show performance information for the Fund. The bar chart indicates the risks of investing in the Fund by showing the changes in the Fund's performance from year to year (on a calendar year basis). The table shows how the Fund's average annual returns compare with those of broad-based securities market indices. Of course, past performance, before and after taxes, is no guarantee of future results.

                              Technology Plus Fund
                        Return for the Years Ended 12/31
[BAR CHART]
2001    -4.04%
2002   -10.15%

             The year-to-date return ended June 30, 2003 was 11.53%

-------------------- ----------- ------------
Best Quarter:        Q4 2001        27.78%
-------------------- ----------- ------------
Worst Quarter:       Q3 2001       -28.68%
-------------------- ----------- ------------

--------------------------------------------------------------------------------
  Average Annual Total Returns
  (ended 12/31/2002)                              One Year      Since Inception*
  -------------------------------------------- ------------- -------------------
  Technology Plus Fund
       Return before taxes                        -10.15%            -7.12%
       Return after taxes on distributions(1)     -10.15%            -7.38%
       Return after taxes on distribution and      -6.23%            -5.77%
       sale of fund shares(1)
  Standard & Poor's 500 Index (2)                 -22.09%           -17.06%
  Dow Jones Industrial Average(3)                 -15.01%           -10.30%
  -------------------------------------------- ------------- -------------------
*    The Fund commenced the public offering of its shares on December 29, 2000.
(1) After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits you.
(2) The S&P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor's on the basis of market size, liquidity, and industry group representation. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.
(3) The Dow Jones Industrial Average is comprised of a price-weighted average based on the price movement of 30 blue chip stocks. The DJIA does not reflect any deduction for fees, expenses or taxes.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
      ------------------------------------------------------------- ----------
      Maximum sales charge (load) imposed on purchases              None
      Maximum sales charge (load) imposed on reinvested dividends   None
      Maximum deferred sales charge (load)                          None
      Exchange fee                                                  None(1)
      Redemption fee                                                None(2)
      Maximum account fee                                           None(3)
      ------------------------------------------------------------- ----------

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
      ------------------------------------------------------------- ----------
      Management Fees                                               1.50%
      Distribution (12b-1) Fees                                     None
      Other Expenses(4)                                             0.45%
      Total Annual Fund Operating Expenses(5)                       1.95%
      ------------------------------------------------------------- ----------
(1) The Fund's Transfer Agent charges a $5 transaction fee to shareholder accounts for telephone exchanges between any two series of Trust. The Transfer Agent does not charge a transaction fee for written exchange requests.
(2) The Fund's Transfer Agent charges a wire redemption fee of $15 and IRA accounts are charged a $25 distribution fee.
(3)  IRA Accounts are assessed a $12.50 annual fee.
(4) The percentage in "Other Expenses" is based on actual amounts for the current fiscal year. The Fund's administrator receives an annual compensation of 0.45% of average daily net assets for Fund administration duties. From this compensation, the Fund's administrator pays all expenses of the Fund, except brokerage fees, insurance costs, and foreign taxes, which are paid by the Fund.
(5) Under the Investment Advisory and Management Agreement dated November 10, 2000, the Fund's investment adviser has contractually agreed that the Fund's total annual operating expenses will be 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion; provided, however, that such agreement does not extend to the Fund's expenses, estimated to be 0.25% of such assets, due to holding or carrying a Fund's securities, including without limitation expenses of dividends on stock borrowed to cover a short sale or interest, fees or other charges incurred in connection with any leverage and related borrowings. This arrangement will continue as long as the Fund's Board of Trustees annually renews the Investment Advisory and Management Agreement.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, your dividends and distributions have been reinvested, and the Fund's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year                  3 Year               5 Year             10 Year
------                  -------              ------             -------
$198                      $612               $1,052              $2,275


Investment Styles
--------------------------------------------------------------------------------
The Fund may use one or more of the strategies and techniques described below in making portfolio decisions for the Fund. Each technique involves certain special risks.

Growth, Value or Blend Styles of Investing. Equity mutual funds generally emphasize either "growth" or "value" styles of investing or a "blend" of each as further described in the side box to the right. The Fund is not constrained by any particular investment style. Although certain of the Fund's investments may produce dividends, interest or other income, current income is not a consideration in selecting the Fund's investments.

Selecting and Selling Securities for the Fund.

In selecting and selling investments for the Fund, the Fund's portfolio managers generally use information regarding the hypothetical investments and performances of the m100 model portfolios. Because no single investment style works at all times and in all circumstances, however, the Fund's portfolio managers monitor the changes in the technology-related companies in the m100 or other MDS top-ranked technology-related stock portfolios as MDS repeats its ranking process periodically to quickly replace lagging performers with leading performers. Accordingly, the Fund's portfolio managers generally tend to purchase and sell the Fund's portfolio securities seeking to achieve the investment adviser's chosen weightings of the portfolios and investments of the m100 or other technology-related stock model portfolios, which portfolios and investments vary over time.


However, in purchasing securities for the Fund or even in evaluating the m100 model or technology-related stock portfolio information, the Fund's portfolio managers also may use fundamental and technical research analyses of an issuer. Please see "Fundamental and Technical Analyses" below. When selling securities from the Fund's portfolio, the Fund's portfolio managers also may consider whether (1) the performance of the security has achieved the Fund's investment objective, (2) the portfolio manager's outlook has changed about the security (e.g. anticipated changes in the company's market place or product line do not occur); and (3) the security is no longer attractive because it no longer meets the Fund's criteria for purchase or because of circumstances impacting the security's value (e.g., unexpected regulatory delays).


Fundamental and Technical Financial Analyses. The stock market analyses used in determining whether a particular security or group of securities are undervalued or overvalued relative to their current market prices generally falls into two major schools: fundamental financial analysis and technical financial analysis.

(1) Fundamental financial analysis relies on an analysis of the balance sheet and income statements of companies in order to forecast their future stock price movements.

(2) Technical financial analysis is not concerned with the financial position of a company, but instead relies on stock market price and volume movements through the use of charts and computer programs to identify and project trends in a market or security.

The Fund's portfolio managers generally use fundamental financial analysis in evaluating the Fund's portfolio securities more often than technical financial analysis.

When applying fundamental financial analysis, the Fund's portfolio managers generally value a company by focusing on the company's "fundamental worth." A company's fundamental worth is the value of the basic businesses of the company, including products, technologies, customer relationships and other sustainable competitive advantages. The Fund's portfolio managers usually consider the company's assets and earning power, price-earnings ratios compared with sales and balance sheet strength, and whether or not the company has a strong competitive position in market share, brand identification, technological exclusivity, product and service. The Fund's portfolio managers also may review traditional financial data such as return on assets and equity, gross and net margins, inventory turns, book value, and debt-equity ratios. The Fund's portfolio managers may, from time-to-time, employ dividend and cash flow discounting models to determine the company's intrinsic value, and then compares to the company's current share price.

As part of its research, the Fund's portfolio managers may rely upon specific sources of information including general economic and industry data as provided by the U.S. Government, various trade associations and other sources, brokerage research reports, and published corporate financial data such as annual reports, Form 10-Ks, and quarterly statements, as well as direct interviews with company management.

Temporary Defensive Strategies. At times, the Fund's investment adviser or its portfolio managers may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's investment adviser or portfolio managers may temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest in U.S. Government securities, other high-quality debt instruments, and other securities the Fund's investment adviser or portfolio manager believes to be consistent with the Fund's best interests. Such action may help the Fund minimize or avoid losses during adverse market, economic or political conditions. If such a temporary "defensive" strategy is implemented, the Fund may not achieve its investment objective. For example, should the market advance during this period, the Fund may not participate as much as it would have if it had been more fully invested.

Non-Diversification. Under the Investment Company Act of 1940, all mutual funds must elect to be "diversified" or "non-diversified." As a non-diversified mutual fund, the Fund may invest half of its total assets in two or more securities, while the other half is spread out among investments not exceeding 5% of the Fund's total assets at the time of purchase. As a result, the Fund has the ability to take larger positions in a smaller number of securities than diversified mutual funds. These limitations do not apply to U.S. Government securities.

Portfolio Turnover Risks. A change in the securities held by the Fund is known as "portfolio turnover." The length of time the Fund has held a particular security is not generally a consideration in investment decisions. However, the investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. In addition, the Fund's investment adviser or its portfolio manager also may engage in active trading of its portfolio securities to achieve its investment goals. The Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. These practices could result in the Fund experiencing a high turnover rate (100% or more) and could negatively affect the Fund's performance. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates. High portfolio turnover rates lead to increased costs, could cause you to pay higher taxes and could negatively affect the Fund's performance. The Fund anticipates that its portfolio turnover rate may surpass 200% this year.


Management of the Fund
--------------------------------------------------------------------------------
Investment Adviser

Marketocracy Capital Management LLC. The Trust retains Marketocracy Capital Management LLC ("MCM"), to manage the investments of the Fund. MCM is located at 26888 Almaden Court, Los Altos, California, 94022. MCM also manages another series of the Trust. MCM uses Skye Investment Advisors LLC ("SIA") as a sub-adviser to the Fund with respect to the Fund's short selling activities.

Portfolio Managers


Kendrick W. Kam has served since August 2003 as a co-portfolio manager of the Fund responsible for selecting the Fund's "long" portfolio positions. Mr. Kam is the Chairman and founder of Marketocracy Capital Management LLC ("MCM"), which he formed in June 2000. From 1994 until 1999, Mr. Kam served as a portfolio manager for several of the Firsthand Funds, which were technology- and medical-related mutual funds, and was President and co-founder of Firsthand Capital Management, Inc. (formerly Interactive Research Advisers, Inc.), the investment adviser to Firsthand Funds. Prior to 1994, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Puerto Rico, Inc., a medical device company headquartered in Aguadilla, Puerto Rico. Mr. Kam holds a Bachelor of Science Degree in Finance from Santa Clara University and a Masters of Business Administration in Marketing from Stanford University.

Paul L. McEntire, is a co-portfolio manager for the Fund and served as the Fund's sole portfolio manager since its inception until August 2003. Since September 2003 Mr. Entire has been the Fund's portfolio manager responsible for selecting the Fund's "short" portfolio positions. Mr. McEntire has been Chairman and Managing Member of SIA since 1996. From 1999 to 2001, Mr. McEntire served as portfolio manager for the Bearguard Fund, a mutual fund whose principal investment strategy was short selling common stocks. From 1989 to 1996, Mr. McEntire served as Chairman and chief executive officer of Skye Investments, Inc., the predecessor of SIA. From 1994 to 1997, Mr. McEntire served as a broker with Brookstreet Securities Corporation in Irvine, California. From 1993 to 1994, Mr. McEntire served as a broker with PaineWebber, Inc. in Menlo Park, California. Mr. McEntire graduated Phi Beta Kappa from Stanford University in 1965 with a Bachelor of Science degree in Mathematics and received a Master of Science in Mathematics from the State University of New York at Buffalo in 1972 and received a PhD in Engineering-Economic Systems from Stanford University in 1982.


Fees

The Fund's investment adviser, MCM, receives an investment advisory and management fee from the Fund at the annual rate of 1.50% of the average daily net assets of the Fund. The Fund's Investment Advisory and Management Agreement also requires the Fund's investment adviser to waive its management fees and, if necessary, reimburse expenses of the Fund to the extent necessary to limit the Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. MCM compensates SIA for its services as sub-adviser to the Fund directly from the management fee MCM receives.

Fund Administration, Transfer Agent, and Custody Services

As fund administrator (and not as investment adviser), MCM provides services to the Fund. U.S. Bancorp Fund Services, LLC provides transfer agent services to the Fund and is located in Milwaukee, Wisconsin. U.S. Bank, N.A., serves as custodian for the Fund.

Distributor

Rafferty Capital Markets, Inc. serves as principal underwriter for the Fund and as such, is the exclusive agent for the distribution of shares of the Fund.

How to Purchase Shares
--------------------------------------------------------------------------------
Opening an Account - $2,000 Minimum

You may open an account directly through the Fund's Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Fund's shares. An account application is included with this prospectus. Your initial investment in the Fund ordinarily must be at least $2,000.

In compliance with the U.S.A. Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Feel free to contact the Transfer Agent at 1-888-884-8482 if you need additional assistance when completing your application.

Additional Investments - $50 Minimum
You may purchase and add shares to your account through the Funds' Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Funds' shares. The minimum additional investment is $50. Each additional purchase request must contain the account name and number to permit proper crediting. Please note that a service fee of $25.00 will be deducted from your Fund account for any purchases that do not clear due to insufficient funds.

Purchasing Shares Through Your Broker
Any order placed with a brokerage firm is treated as if it were placed directly with the Trust. Your shares will be held in a pooled account in the broker's name, and the broker will maintain your individual ownership information. In addition, your brokerage firm may charge you a fee for handling your order. Your brokerage firm is responsible for processing your order correctly and promptly, keeping you advised of the status of your individual account, confirming your transactions and ensuring that you receive copies of the Trust's prospectus. Purchase orders given to such agents must be received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day to be confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customer) for effecting purchase orders.

Purchasing Shares by Mail
You may also open an account and make an initial investment in the Funds by sending a check and a completed account application form to the addresses below. Checks should be made payable to "Marketocracy Funds." Third party checks will not be accepted.

By Regular Mail                            By Overnight Mail
Marketocracy Funds                         Marketocracy Funds
c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                               615 Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                   Milwaukee, WI 53202-5201


NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Purchasing Shares by Wire
Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide toll-free 1-888-884-8482) for instructions. You should be prepared to give the Fund name, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank that will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not timely receive and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days prior notice to shareholders. You may use the following wire instructions:

         U.S. Bank, National Association
         425 Walnut Street
         Cincinnati, OH, 45202
         ABA #042000013
         Credit:  U.S. Bancorp Fund Services, LLC
         A/C #112-952-137
         Further Credit:   Marketocracy Funds, The Technology Plus Fund
                           (name/title on the account & account #)

Automatic Investment Plan
By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

When Purchase Orders are Received
Shares of the Funds are sold on a continuous basis at the net asset value next determined after the Trust or an agent has received your purchase order. Purchase orders received by the Transfer Agent prior to 4:00 p.m., Eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day.

The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the right to limit the amount of investments and to refuse to sell to any person. If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

How to Redeem Shares
--------------------------------------------------------------------------------
You may redeem shares of the Fund on any day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire. If you would like your proceeds to go somewhere other than your home address or bank address of record, you may send a letter of instruction signed by all owners of the account. The letter will need to have all signatures guaranteed by an eligible guarantor institution.

Redeeming By Telephone
You may redeem shares having a value of less than $50,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (nationwide toll-free 1-888-884-8482). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all new accounts (except for IRAs). If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Transfer Agent and instruct them to remove this privilege from your account.

You may change the bank or brokerage account which you have designated at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account has been changed within the previous 30 days.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redeeming By Mail
You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed. Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

Redeeming Through Broker-Dealers
You may also redeem shares of the Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Additional Redemption Information
If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $15 processing fee by the Fund's Transfer Agent. The Trust reserves the right, upon 30 days written notice, to change the processing fee. All charges will be deducted from your account by redeeming shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $2,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. If you are an IRA shareholder, you must indicate on your redemption request whether or not to withhold federal income tax. Requests that do not indicate a preference will be subject to withholding.

Exchanging Shares
--------------------------------------------------------------------------------

The Trust has one additional series available--The Masters 100(SM) Fund. You may exchange shares between one Fund and another. Exercising the exchange privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. The same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequence as ordinary sales and purchases and you could realize short or long-term capital gains or losses. Generally, exchanges may only be made between identically registered accounts unless you send written instructions with a signature guarantee. The Transfer Agent charges a $5.00 fee for each exchange transaction executed via the telephone. For more information regarding the Trust's other series, please call 1-888-884-8482 to request the prospectus for that fund.


Shareholder Services
--------------------------------------------------------------------------------
Contact the Transfer Agent (nationwide toll-free 1-888-884-8482) for additional information about the shareholder services described below.

Retirement Plans
You may purchase shares of the Fund for your individual retirement plans. Please call the Transfer Agent at the above number for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Shareholder Reports and Confirmations
As a shareholder, you will be provided annual and semi-annual reports showing the Fund's portfolio investments and financial information. Account and tax statements will be mailed to you on an annual basis. You will also receive confirmations of your purchases and redemptions of Fund shares.

Dividends and Distributions
--------------------------------------------------------------------------------
The Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Unless you provide a written request to receive payments in cash, your dividends and distributions will automatically be reinvested in additional shares of the Fund. You may indicate on your application whether or not you wish to have your dividends distributed in cash payments. All distributions will be based on the net asset value in effect on the payable date.

If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will automatically be reinvested in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Taxes
--------------------------------------------------------------------------------
The Fund intends to continue to qualify and to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Funds will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Internal Revenue Code's timing requirements.

Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Fund) as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.

The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Fund's distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

Calculation of Share Price
--------------------------------------------------------------------------------
The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business and may also be determined on any other day when there is a purchases or redemption of the shares of the Fund. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the particular Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.

Portfolio securities are valued as follows:

(1) securities that are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price their shares, please note that the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


Financial Highlights
--------------------------------------------------------------------------------
The financial highlights table below shows the Fund's financial performance information for the period from the commencement of operations, December 29, 2000, through June 30, 2001, and the fiscal years ended June 30, 2002 and 2003. Certain information reflects financial results for single shares of the Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in the Fund (assuming you reinvested all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


The Technology Plus Fund
---------------------------------------------------------------- ------------ ------------- ------------
                                                                    Year          Year        Period
                                                                    Ended        Ended         Ended
                                                                   6/30/03      6/30/02     6/30/01(A)
---------------------------------------------------------------- ------------ ------------- ------------

Net asset value at beginning of period                               8.79        10.53        $10.00
---------------------------------------------------------------- ------------ ------------- ------------
Income from investment operations:
    Net investment income (loss)                                    (0.14)       (0.09)        (0.04)
    Net realized and unrealized gains (losses) on investments        0.83        (1.51)         0.57
---------------------------------------------------------------- ------------ ------------- ------------

Total from investment operations                                     0.69        (1.60)         0.53
---------------------------------------------------------------- ------------ ------------- ------------
Less distributions:
    Distributions from net realized gains                           --           (0.14)        --
---------------------------------------------------------------- ------------ ------------- ------------
Total distributions                                                 --           (0.14)        --
---------------------------------------------------------------- ------------ ------------- ------------
Net asset value at end of period                                    $9.48        $8.79        $10.53
---------------------------------------------------------------- ============ ============= ============
Total return                                                         7.85%      (15.32)%        5.30%(B)
---------------------------------------------------------------- ============ ============= ============
Net assets at end of period (millions)                              $1.7         $1.2          $0.4
                                                                 ------------ ------------- ------------
Ratio of expenses to average net assets                              1.95%(D)     1.95%         1.95%(C)
Ratio of net investment income (loss) to average net assets         (1.75)%      (1.77)%       (0.77)%(C)
Portfolio turnover rate                                            289%          77%           25%(B)
---------------------------------------------------------------- ------------ ------------- ------------

(A) Represents the period from the commencement of operations, December 29, 2000, through June 30, 2001.
(B)  Not Annualized.
(C)  Annualized.
(D) The ratio of expenses to average net assets excluded dividends on short positions. The ratio including dividends on short positions for the year ended June 30, 2003 was 1.98%.


Marketocracy Funds
26888 Almaden Court
Los Altos, CA  94022

Underwriter                                Investment Adviser
Rafferty Capital Markets, Inc.             Marketocracy Capital Management LLC
59 Hilton Avenue, Suite 101                26888 Almaden Court
Garden City, NY  11530                     Los Altos, CA  94022

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Additional information about the Fund is included in the Statement of Additional Information ("SAI") dated September 23, 2003, as amended from time to time, which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make shareholder inquiries about the Fund, please call:

                                 1-888-884-8482

or visit the Marketocracy Funds Internet site, http://funds.marketocracy.com. You also may review and obtain copies of the Fund's information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund also are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

                                                    Investment Act No. 811-09445